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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)     March 31, 1998
                                                --------------------------------

                            POOL ENERGY SERVICES CO.
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             (Exact name of registrant as specified in its charter)

  TEXAS                                000-18437                      76-0263755
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(State or other jurisdiction          (Commission                 (IRS Employer
     of incorporation)                File Number)           Identification No.)

   10375 Richmond Avenue, Houston, Texas                                77042
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     (Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code  (713) 954-3000
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)


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Items 1 - 4
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         Not applicable.

Item 5.  Other Events
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         The press releases dated March 31, 1998 and April 1, 1998, included as
         Exhibit 99.1 and Exhibit 99.2 to this report, respectively, are incorporated herein by reference.

Item 6
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         Not applicable.

Item 7
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         Not applicable except as follows:

         (c)      EXHIBITS

                  The following exhibits are filed herewith:

         Exhibit No.              Description
         -----------------------------------------------------------------------

                  4.1 Indenture dated as of March 31, 1998 by and among Pool Energy Services Co., certain Subsidiary Guarantors and Marine Midland Bank.

                  4.2 Registration Rights Agreement dated as of March 31, 1998 by and among Pool Energy Services Co. and SBC Warburg Dillon Read Inc., Morgan Stanley & Co. Incorporated and Johnson Rice & Company, L.L.C., and the Subsidiary Guarantors named therein.

                  10.1 Purchase Agreement dated March 26, 1998 by and among Pool Energy Services Co. and SBC Warburg Dillon Read Inc., Morgan Stanley & Co. Incorporated and Johnson Rice & Company, L.L.C., and the Subsidiary Guarantors named therein.


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                  10.2     U.S. $180,000,000 Amended and Restated Credit
                           Agreement, dated as of March 26, 1998, among Pool Energy Services Co., Pool Energy Holding, Inc., Pool Company, various banks, SBC Warburg Dillon Read Inc., as Arranger, Credit Lyonnais New York Branch, as Administrative Agent, and Swiss Bank Corporation, Stamford Branch, as Documentation Agent.

                  99.1     Press Release dated March 31, 1998.

                  99.2     Press Release dated April 1, 1998.


Items 8-9
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         Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           POOL ENERGY SERVICES CO.
                                               (Registrant)

Date April 6, 1998                         By: /s/ E.J. Spillard
                                              ----------------------------------
                                              E.J. Spillard
                                              Senior Vice President, Finance



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                                  EXHIBIT INDEX

         Exhibit No.              Description
         -----------------------------------------------------------------------

                  4.1 Indenture dated as of March 31, 1998 by and among Pool Energy Services Co., certain Subsidiary Guarantors and Marine Midland Bank.

                  4.2 Registration Rights Agreement dated as of March 31, 1998 by and among Pool Energy Services Co. and SBC Warburg Dillon Read Inc., Morgan Stanley & Co. Incorporated and Johnson Rice & Company, L.L.C., and the Subsidiary Guarantors named therein.

                  10.1 Purchase Agreement dated March 26, 1998 by and among Pool Energy Services Co. and SBC Warburg Dillon Read Inc., Morgan Stanley & Co. Incorporated and Johnson Rice & Company, L.L.C., and the Subsidiary Guarantors named therein.

                  10.2 U.S. $180,000,000 Amended and Restated Credit Agreement, dated as of March 26, 1998, among Pool Energy Services Co., Pool Energy Holding, Inc., Pool Company, various banks, SBC Warburg Dillon Read Inc., as Arranger, Credit Lyonnais New York Branch, as Administrative Agent, and Swiss Bank Corporation, Stamford Branch, as Documentation Agent.

                  99.1     Press Release dated March 31, 1998.

                  99.2     Press Release dated April 1, 1998.



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